Exhibit 99.2 Cancer Vaccines: The Next Immunotherapy Frontier IO Biotech Breaking boundaries. Igniting change. Nasdaq: IOBT Corporate Overview Summer 2023 © 2023 IO Biotech, Inc. Confidential O Co v n efr id vie en w tial Overview 1

Disclaimer and Forward-Looking Statements This presentation is provided solely for informational purposes and has been prepared to assist interested parties in making their own evaluation with respect to a potential private placement of the securities (the “Private Placement”) of IO Biotech, Inc. (the “Company”). No representations or warranties, express or implied, are given in, or with respect to, this presentation. The information in this presentation does not contain or purport to contain all of the information that may be relevant to an investor’s decision to participate in the Private Placement. It is the sole responsibility of each investor to make its own evaluation of the Company and the Private Placement and to ask such additional questions and obtain such additional information as such investor deems necessary. The securities to be issued in the Private Placement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Company intends to offer such securities in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. Any offer or sale of such securities will only be made to persons that are institutional “accredited investors” within the meaning of Rule 501(a) under the Securities Act or “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act. These securities will not be approved or recommended by any federal, state or foreign securities authorities, nor will any of these authorities pass upon the merits of the Private Placement. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation and the information contained herein (the “Confidential Information”) constitutes confidential information. By receiving the Confidential Information, you agree to maintain the confidentiality of the Confidential Information and that such Confidential Information is subject to any confidentiality obligations you or your affiliates have with respect to the Company, its business, or the Private Placement. Any reproduction or distribution of the Confidential Information without the prior written consent of the Company is prohibited. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements relating to our development of IO102-IO103, IO112, and any other product candidates, the promise and potential impact of our preclinical or clinical trial data, and the timing and results of any clinical trials or readouts. These forward-looking statements are based on management’s current expectations. Forward-looking statements, in some cases, can be identified by terms such as “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters; the timing, progress and success of our clinical trials of IO102-IO103, IO112, and any other product candidates, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available and our research and development program; our ability to enroll patients in our clinical trials at the pace that we project; regulatory approvals and actions with respect to our product candidates or our competitors’ products and product candidates; the outcomes of our preclinical studies; the cost of development of any of our product candidates or clinical development programs; expectations about the period of time over which our existing capital resources will be sufficient to fund our operating expenses and capital expenditures; the potential attributes and clinical benefits of the use of IO102-IO103, IO112 or any other product candidate, if approved; our ability to successfully commercialize IO102-IO103, IO112 or any other product candidates we may identify and pursue, if approved; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; the rate and degree of market acceptance of IO102-IO103, IO112 or any other product candidates we may identify and pursue; our ability to obtain orphan drug designation, Breakthrough Therapy Designation, accelerated or other approval for any of our product candidates we may identify; our expectations regarding government and third-party payor coverage and reimbursement; our ability to manufacture, including through contract manufacturing organizations, IO102-IO103, IO112 or any other product candidate in conformity with the Food and Drug Administration’s requirements and the requirements of other applicable regulatory authorities; our ability to successfully build a sales force and commercial infrastructure; our ability to compete with companies currently producing or engaged in the clinical development of treatments for the disease indications that we pursue and treatment modalities that we develop; our reliance on third parties to conduct our clinical trials; our reliance on third parties to manufacture and supply our product candidates for us; our ability to retain and recruit key personnel; our ability to obtain and maintain intellectual property protection for IO102-IO103, IO112 or any other product candidates we may identify and pursue; our estimates of our expenses, ongoing losses, future revenue, capital requirements and our needs for or ability to obtain additional financing; and developments and projections relating to our competitors or our industry. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, and management is responsible for the accuracy of such assumptions and data, no independent source has verified such assumptions. Confidential Overview 2

"Cancer Vaccines: the next immunotherapy frontier"



nature cancer

REVIEW ARTICLE

https://doi.org/10.1038/s43018-022-00418-6

Check for updates

Cancer vaccines: the next immunotherapy frontier

Matthew J. Lin[1,2,3,4], Judit Svensson-Arvelund[1,2,3,5], Gabrielle S. Lubitz[1,2,3], Aurélien Marabelle[6], Ignacio Melero[7], Brian D. Brown[2] and Joshua D. Brody[1,2,3]

After several decades, therapeutic cancer vaccines now show signs of efficacy and potential to help patients resistant to other standard-of-care immunotherapies, but they have yet to realize their full potential and expand the oncologic armamentarium. Here, we classify cancer vaccines by what is known of the included antigens, which tumors express those antigens and where the antigens colocalize with antigen-presenting cells, thus delineating predefined vaccines (shared or personalized) and anonymous vaccines (ex vivo or in situ). To expedite clinical development, we highlight the need for accurate immune monitoring of early trials to acknowledge failures and advance the most promising vaccines.

NATIONAL GEOGRAPHIC

Cancer vaccines are showing promise. Here's how they work.

The immediate goal is to create vaccines that destroy cancer cells—but some scientists are also testing vaccines that might prevent someone from developing cancer.

BY PRIYANKA RUNWAL

PUBLISHED 22 DEC 2022, 09:52 GMT

Vaccines based on seminal discovery of T cells that target immune-suppressive proteins (e.g., IDO1, PDL1).

IO Biotech's T-win Vaccine Platform:

Pioneered first immune modulating vaccine directed against cells (Tregs & TAMs) in the TME expressing immune-suppressive proteins (currently in Ph3)

Direct killing of immune-suppressive cells (IDO1 & PDL1), including both tumor cells and genetically stable cells in the TME, demonstrated in Ph1/2

Modulation of the TME into a more pro-inflammatory, anti-tumor environment by eradicating IDO and PD-L1 positive Tregs and TAMs

T-win® IO102-IO103 vaccine has potential to significantly improve current treatment paradigm

1. Lin et al. *Nature Cancer* 3, 911-926 (2022)
2. Runwal P. National Geographic, published 22 Dec 2022

Confidential Overview

3

Growth Trajectory Supported by Significant Clinical Milestone Momentum Industry Pioneers Shifting the Melanoma Treatment Paradigm Potential for US Market Entry in 2025 Multiple Upside Opportunities in Other Solid Tumors Poised for growth 5 Confidential Overview

T-Win® Vaccine Targets the Immune System

Vaccine designed to engage critical immune suppressive cells (e.g. Tregs, TAMs, MDSCs)

T-win vaccine designed to target high value TME proteins	Induction of potent immune response within the TME to enhance killing of tumor cells:	Potential to overcome limitations of previous approaches
(e.g. IDO, PD-L1, arginase)	• Direct killing of target-expressing immunosuppressive cells in the TME • Modulation of the TME into a more pro-inflammatory, anti-tumor environment	



APC
T-win drug candidate
Targeted effector T-cell
MDSC
Tumor cells
TAMs
Treg
Targeted effector T cell
Proinflammatory cytokines
Tumor cell death
Tumor-specific T cell
MDSC
Treg
Targeted effector T-cell

1. Subcutaneous injection with T-win vaccine
2. T-win vaccine activates T-cells
3. Vaccine activated T cells attack immune suppressive targeted antigen positive cells
4. The inflamed TME becomes immune-permissive, enabling further tumor cell killing by the recruited tumor-specific T cells

Kjeldsen *et al. Nat Med.* 2021;27:2212–2223. Erratum in: *Nat Med.* 2022;28(4):871

Confidential Overview 6

Translating our Science to Clinical Outcomes for Patients Confidential Overview 7

Current Pipeline – All Programs On Track

Program	Line of therapy/ indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Milestones
IO102-IO103 Targets: IDO, PD-L1	First Line Advanced Melanoma[1]	→	→	→	→	✓ 225 patients enrolled June 2023 • Complete enrollment: by year-end 2023 • Interim analysis: mid-2024
	First Line Solid Tumors[1]	→	→	→ • Lung (NSCLC)[2] • Head & Neck (SCCHN)[2] • Bladder (UBC)[2]		✓ Encouraging data from nine evaluable NSCLC patients announced January 2023 • Continue enrolling Phase 2 "basket" trial • Additional data in 2023
	Neo-adjuvant / Adjuvant Solid Tumors[1]	→	→	• Melanoma • Head & Neck (SCCHN)[2] • Indication TBD		• Initiate Phase 2 "basket" trial in 2H 2023
IO112 Target: Arginase 1	Solid Tumors	→	Indications TBD IO112			• IND Ready

1. In combination with pembrolizumab
2. NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck, UBC = urothelial bladder cancer

Confidential Overview 8

IO Biotech's Clinical Strategy

Leverage First Mover Advantage in Melanoma and Expand into Multiple Cancer Types

LAUNCH
- **Melanoma 1L** in combination with pembrolizumab (potential accelerated approval)*

GROW
- **Melanoma 1L** in combination with other CPI**
- **Earlier setting** in combination with pembrolizumab***

EXPAND
- **NSCLC and SCCHN 1L**+

REASONS TO BELIEVE

- ✓ Potential position in the "desired quadrant" of high efficacy and low toxicity
- ✓ Compelling ORR and CRR
- ✓ Strong data in key subgroups including elevated LDH, PD-L1+ and stage M1c
- ✓ Favorable survival with mOS still NR and 3-yr OS rate of 73%
- ✓ Favorable safety profile with Gr3-5 TRAEs of 17%; no incremental increase of systemic toxicity over anti-PD1 monotherapy

*IOB-013; **MSKCC IIT IO102/IO103 in combination with nivolumab/relatlimab (Opdualag); ***IOB-032, KIEO IIT; +IOB-022, IOB-032, HN1901, UCD IIT

NSCLC, non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck

Confidential Overview 9

Melanoma: A Potentially Life-Threatening Cancer with High Unmet Need for More Efficacious and Tolerable Combination Therapies

In 2023 in the U.S.*:

100,000
Expected New Melanoma Cases

8,000
Expected to Die of Melanoma

Current combination therapies more efficacious but associated with considerable toxicity

Anti-PD-1 antibodies (Monotherapy):

43-51%
5-year overall survival

Anti-PD-1 antibodies **in combination** with Anti-CTLA-4 antibodies

49%
6.5-year overall survival

BUT

59%
grade 3/4 TRAEs

Larkin et al. *N Engl J Med.* 2019; 381(16):1535-1546; Robert 2019; Wolchock et al *ASCO* 2021 Abstract 9506; Wolchock et al. *J Clin Oncol* 2022: 40(2):127-137; * American Cancer Society website accessed 3/1/2023

Confidential Overview
10

US Melanoma Market: Projected 10.6% CAGR 2021-2028 Room for innovative therapies and combinations Fore 10 cast US Melanoma Drug Sales ($ in billions) 9 8.6 8 8 7 7 6.3 6 5.5 4.9 5 4.4 4.3 4 3 2 1 0 2021 2022 2023 2024 2025 2026 2027 2028 Confidential Overview 11 * Source: Evaluate Pharma 5/11/2023 ($ in billions)

PHASE 1/2 TRIAL Compelling Phase 1/2 Melanoma Data Published in Nature Medicine Successful Outcomes Drive Continued Clinical Development December 09, 2021 January 2023 Data Cut* as Published in JITC, May 2023 25.5 49.8 months mPFS months median follow up mOS Not yet reached* 80% 50% ORR CRR (as previously reported in Nature; RECIST1.1= 73.3% ORR) January 23 update: One patient was re-evaluated and did not have “real progression” but instead pseudo progression Confidential Overview 12 Lorentzen et al. J Immunother Cancer 2023;11(5):e006755

Positioned for Leadership in the Evolving Melanoma Landscape Our Goal: inducing meaningful tumor regression and establishing durable anti-tumor response while achieving a manageable tolerability profile for patients Benefit-Risk Ratio In Phase 3 IO102-IO103 in the desired “quadrant” First mover advantage with IO102-IO103 • High PFS, high ORR, low AEs Potential Competitive Advantages Future combination therapy Potential broad applicability • Strong potential to become backbone of future • Consistent results across melanoma triple combination therapies subgroups • No additional systemic toxicity observed in • Applicability across tumor types and stages completed clinical trials • Potential for use across patients regardless • Designed to be off-the-shelf vaccine of PD-L1 expression Potential to be well-positioned vs. recent combination market entrants Effect only in a subset of patients (PD-L1 low: < 1%)* * Relativity 047 study data as reported Confidential Overview 13

IO102-IO103 Immune-Modulating Cancer Vaccine: Ongoing Clinical Trials Confidential Overview 14

st IOB-013/KN-D18: Pivotal Phase 3Trial in 1 Line Melanoma On Track 225 patients randomized (June ‘23); 380 expected to be randomized by year-end 2023 • Trial active in >100 sites, across Europe, Australia, South Africa, Israel and the United States • 225 patients randomized as of 14 June 2023; protocol calls for an interim analysis of ORR in 1 year • 380 patients to be enrolled by year-end 2023 to accelerate time to reach primary PFS endpoint • IDMC meeting in May 2023 recommended that the trial continue without modifications IDMC, independent data monitoring committee 15 ClinicalTrials.gov identifier: NCT05155254 Confidential Overview

IOB-022/KN-D38: Phase 2 Solid Tumor Basket Trial Currently Enrolling

Eligibility Criteria

- N=up to 30 per cohort
- Previously untreated metastatic solid tumors
- No prior 1-line therapy
- Measurable disease
- ECOG PS 0 or 1

Cohorts[1]

- NSCLC PD- L1 TPS ≥ 50%
- SCCHN (HPV +/-) PD- L1 CPS ≥ 20
- UBC PD-L1 CPS ≥ 10

IO102-IO103 and Pembrolizumab 200mg q3w

For up to 35 cycles

Endpoints

Primary endpoint:
- ORR

Secondary endpoints:
- PFS (RECIST1.1)
- DoR
- CR
- DCR
- OS
- Safety

Cohort A = Non-small cell lung cancer adenocarcinoma
Cohort B = Squamous cell carcinoma of the head and neck R/M disease
Cohort C = Urothelial bladder cancer ineligible for platinum-containing chemotherapy

EudraCT No. 2021-003026-69; ClinicalTrials.gov No. NCT05077709

Confidential Overview 16

IOB-022/KN-D38: Demographics and Baseline Characteristics Data Cut: June 12, 2023 Patients NSCLC SCCHN Patients NSCLC SCCHN n = 24 n=6 n = 24 N=6 Age (years) HPV p16 status Median Positive 2 (33%) 71.0 70.0 Negative 4 (67%) Sex Female 14 (58%) 2 (33%) Stage (%) Male 10 (42%) 4 (67%) IIIA 1(4%) ECOG Performance status IIIB 1(4%) 0 9 (37%) 2 (33%) IVA 9 (38%) 2(33%) 1 15 (63%) 4 (67%) IVB 1 (17%) 9 (38%) IVC 3(50%) IV (no-sub-staging) 3 (12%) Missing data 1(4%) Confidential Overview 17

IOB-022/KN-D38: Encouraging ORR in Efficacy Evaluable Patients Data Cut: June 12, 2023 NSCLC SCCHN Best Overall 1 1 Response n = 17 n = 5 3/5 ORR 9 (52.9%) 95% CI [27.8, 77.0] CR 0 0 PR 9 (52.9%) 3 SD 5 (29.4%) 0 PD 3 (17.6%) 2 • KEYNOTE-042 (pembro alone in 1L NSCLC PD-L1 ≥50%): ORR 39% (Mok et al. Lancet 2019) • KEYNOTE-48 (pembro alone in 1L SCCHN CPS ≥20%): ORR 23% (Burtness et al. Lancet 2019) 1. Minimum Exposure and Efficacy Evaluable population (MEEE) is defined as all patients who received at least 2 cycles of IMP and have baseline and at least one post-baseline efficacy assessment or died before the first efficacy assessment. Best Overall Response (BOR) is defined as the best among overall Confidential Overview 18 responses at post-baseline tumor assessments; Objective Response Rate (ORR) is defined as the proportion of patients with a complete response or partial response (CR+PR); 95%CI is calculated by Clopper-Pearson Exact Method.

IOB-022/KN-D38: Spider Plot of NSCLC Cohort 1 Data Cut: June 12, 2023; 17 efficacy evaluable patients 1. Minimum Exposure and Efficacy Evaluable population (MEEE) is defined as all patients who received at least 2 cycles of IMP and have baseline and at least one post-baseline efficacy assessment or died before the first efficacy assessment. Best Overall Response (BOR) is defined as the best among overall Confidential Overview 19 responses at post-baseline tumor assessments; Objective Response Rate (ORR) is defined as the proportion of patients with a complete response or partial response (CR+PR); 95%CI is calculated by Clopper-Pearson Exact Method.

IOB-022/KN-D38: Encouraging Data in NSCLC Cohort 1 Data Cut: June 12, 2023; 17 efficacy evaluable patients 1. Minimum Exposure and Efficacy Evaluable population (MEEE) is defined as all patients who received at least 2 cycles of IMP and have baseline and at least one post-baseline efficacy assessment or died before the first efficacy assessment. Best Overall Response (BOR) is defined as the best among overall Confidential Overview 20 responses at post-baseline tumor assessments; Objective Response Rate (ORR) is defined as the proportion of patients with a complete response or partial response (CR+PR); 95%CI is calculated by Clopper-Pearson Exact Method.

IOB-022/KN-D38: Encouraging Early Data in Head and Neck Cohort 1 Data Cut: June 12, 2023; 5 efficacy evaluable patients 1. Minimum Exposure and Efficacy Evaluable population (MEEE) is defined as all patients who received at least 2 cycles of IMP and have baseline and at least one post-baseline efficacy assessment or died before the first efficacy assessment. Best Overall Response (BOR) is defined as the best among overall Confidential Overview 21 responses at post-baseline tumor assessments; Objective Response Rate (ORR) is defined as the proportion of patients with a complete response or partial response (CR+PR); 95%CI is calculated by Clopper-Pearson Exact Method.

IO102-IO103: Totality of Clinical Data is Very Encouraging Ph1/2 in Melanoma (MM1636); NSCLC and H&N Preliminary Efficacy Phase 1/2 MM1636 Melanoma Data 80% ORR*, 50% CR, 23% PR Encouraging preliminary data from IOB-022/KN-D38; No new safety signals observed NSLCC – 17 efficacy evaluable patients H&N – 5 efficacy evaluable patients • Best Overall Response (ORR): 9 (52.9%) • Best Overall Response (ORR): 3/5 *Two of the 24 responding patients progressed before subsequent radiological confirmation (as previously Confidential Overview 22 reported in Nature Medicine RECIST1.1= 73.3% ORR)

Moving Forward Confidential Overview 23

Additional Capital Provides Runway into 4Q 2025* and Supports Multiple Significant Milestones

IO102-IO103 (PD-L1, IDO) - Dual Epitope			Milestones	Milestones Supported with Additional Capital
Phase 3	**Melanoma**	First-line advanced	✓ 225 patients enrolled June 2023 • Complete enrollment by year-end 2023 • Interim analysis: mid-2024	• Potential BLA filing based on interim analysis • Potential approval based on interim analysis
Phase 2 Basket Trials	**NSCLC SCCHN, UBC**	First-line metastatic	Additional Data	Final data
	Melanoma and SCCHN	Neo-adjuvant / adjuvant	Initiate Phase 2 in one indication in 2H2023	Initial data
IO112 (Arginase)				
Phase 1/2	**Solid tumors**	-	IND Ready	IND filing; IST study

* Significant amount of expenses are budgeted assuming a positive interim analysis; if interim analysis does not support BLA filing, opportunity to extend cash runway well into 2026 through potential BLA submission based on PFS.

Confidential Overview 24

Thank you Contact: info@iobiotech.com © 2023 IO Biotech, Inc. Confidential O Co v n efr id vie en w tial Overview 25

Appendix: T-win® IO102-IO103 Immune-Modulating Cancer Vaccine Phase 1/2 Clinical Trial In collaboration with the Center for Cancer Immune Therapy 26 Confidential Overview 26

PHASE 1/2 TRIAL Phase 1/2 Trial (MM1636) Baseline Demographics Patients n = 30 Patients n = 30 Patient characteristics th Stage (8 edition JACC) (%) Age (years) Majority of patients had one or more poor prognostic factors: M1a 6 (20%) Mean (range) 70 (46-85) 43% PD-L1 negative M1b 6 (20%) Sex 60% M1c M1c 18 (60%) Female 14 (47%) 37% high LDH Male 16 (53%) LDH (%) Baseline characteristics are largely Normal 19 (63%) similar to those in other trials ECOG Performance status Elevated > ULN 11 (37%) 0 26 (87%) 1 4 (13%) Liver metastases (%) Yes 10 (33%) PD-L1 status No 20 (67%) Positive (≥1%) 17 (57%) Negative (< 1%) 13 (43%) Number of metastatic sites 1 7 (23%) BRAF status (%) 2-3 17 (57%) Mutant (V600E, V600K) 11 (37%) > 3 6 (20%) Wild-Type or non-V600 mutation 19 (63%) Confidential Overview 27 Kjeldsen et al. Nat Med. 2021;27:2212–2223.

PHASE 1/2TRIAL Compelling ORR and CRR Data externally confirmed Nature Med 2021 JITC 2023 Best Overall Response 1 2 February 2021 Data cut January 2023 Data cut ORR and CRR externally confirmed with Responders – ORR* 24 80% 24 80% subsequent blinded review Best Overall Response Rate (RECIST 1.1**) 22 73.3% 22 73.3% Complete Response Rate 14 46.7% 15 50% Partial Response Rate 8 26.7% 7 23.3% Stable Disease 0 0% 0 0% Progressive Disease 6 20% 6 20% Total 30 100% 30 100% Best ORR (confirmed) – PD-L1 negative (n = 13) 7 54% 7 54% • Ipi / Nivo ORR: 58% and CRR: 22% (Larkin 2019) • Nivolumab or pembrolizumab ORR 45% - 46% (Larkin 2019 and Robert 2019) *Two of the 24 responding patients progressed before subsequent radiological confirmation; ** Radiologically confirmed at subsequent imaging Confidential Overview 28 1. Kjeldsen et al. Nat Med. 2021;27:2212–2223. 2. Lorentzen et al. J Immunother Cancer 2023;11(5):e006755

PHASE 1/2TRIAL Change inTarget Lesion Size by Patient Key take away 100% • Even patients with poor prognostic 80% factors show clinical benefit (e.g. M1c and elevated LDH) 60% 40% 20% CR 0% PR PD -20% Elevated LDH -40% PD-L1 negative M1c -60% BRAF mutation Lymph nodes target -80% lesions > 1.5 cm at baseline. That shrank to normal size on treatment -100% CR, complete response; LDH, lactate dehydrogenase; PD, progressive disease; PD-L1, programmed death ligand 1; PR, partial response. Confidential Overview 29 Lorentzen et al. J Immunother Cancer 2023;11(5):e006755

PHASE 1/2 TRIAL

Rapid and Durable Responses


Time and Duration of Response
1
3
5
12
20
22
24
14
38
39
13
42
35
7
23
15
27
29
10
6
18
16
8
37
4
2
17
9
34
11
0
20
40
60
Time Since First Injection (Months)
CR
PR
PD
CR start
PR start
PD start
Ongoing response
Died (immune-related adverse events)

As of January 2023,
median duration of response was 27 months

Key take away

- **Early responses (12 weeks) and deepening of responses up to 18 months after treatment initiation**
- **Durable and deep (CR) responses in patients with poor prognostic factors**

CR, complete response; LDH, lactate dehydrogenase; PD, progressive disease; PD-L1, programmed death ligand 1; PR, partial response.
Lorentzen et al. *J Immunother Cancer* 2023;11(5):e006755

Confidential Overview

30

PHASE 1/2TRIAL Rapid, Deep and Durable Responses Complete Response (CR) Partial Response (PR) Progressive Disease (PD) 18 Confidential Overview Lorentzen et al. J Immunother Cancer 2023;11(5):e006755

PHASE 1/2 TRIAL Phase 1/2: Encouraging Long-term Follow-up 1 1 Progression Free Survival Overall survival Overall Survival • mPFS = 25.5 months • mOS: Not yet reached • Median duration of follow-up = 49.8 months 2 References: Median PFS of 25.6 months - February 2021 data cut 3 1 mOS Ipilimumab / Nivolumab of 72.1 months (95% CI, 38.2 to NR) Median PFS of 25.5 months – January 2023 data cut 3 3 mOS nivolumab = 36.9 months (95% CI, 28.2 to NR) Reference: Ipilimumab / Nivolumab mPFS 11.5 months 1. Lorentzen et al. J Immunother Cancer 2023;11(5):e006755 2. Kjeldsen et al. Nat Med. 2021;27:2212– Confidential Overview 32 2223; 3. Wolchock et al. J Clin Oncol 2022: 40(2):127-137

PHASE 1/2 TRIAL Attractive Safety Profile Potential to Become the Backbone of Combination Therapy No increase in systemic AE’s when combining IO102-IO103 with anti PD-1 High Grade (CTCAE 3-5) = 17% Comparable with CM-066 (15%) and KN-006 (17%) TRAEs Leading to Discontinuation = 17% CM-066 (9%) and KN-006 (10%) Ipi/Nivo from Registrational Phase 3 High grade AEs occurred in 59% and TRAEs led to discontinuation in 42% of patients All the AEs leading to treatment discontinuation were considered by the investigator to be related to nivolumab. The rate of treatment- related adverse events leading to discontinuation of both nivolumab and IO102-IO103 was 17%. 77% of patients experienced local injection site reactions, most likely due to the Montanide adjuvant Kjeldsen et al. Nat Med. 2021;27:2212–2223; Larkin et al. N Engl J Med. 2019; 381(16):1535-1546; Robert 2019, Confidential Overview 33 Wolchock et al. J Clin Oncol 2022: 40(2):127-137

Appendix: Lung Data Published Studies Confidential Overview 34

NSCLC Clinical Benchmarks

NSCLC with PD-L1 ≥50% - First-line Setting

	Regimen	N	ORR (%)	mPFS (Months)	mOS (Months)	Gr3/4 TRAEs (%)
Phase 3	Pembro + Carbo + Pacli/Nab-pacli; KEYNOTE-407	146	64%	8.0	NR; HR: 0.68	57%‡
	Pembro + Peme + Cis/Carbo; KEYNOTE-189	202	62%	11.1	27.7	52%‡
	Atezo + Carbo + Nab-pacli; IMpower131	91	62%	10.1	23.4	68%‡
	Nivo + Ipi + Chemo; CHECKMATE-9LA	174	50%	7.5	18.9	48%‡
	Cemiplimab mono; EMPOWER-Lung 1	710	47%	8.1	26.1	18%‡
	Pembro mono; KEYNOTE-024¶	305	46%	7.7	26.3	31%
	Nivo + Ipi; CHECKMATE-227	205	44%	6.7	21.2	33%‡
	Pembro mono; KEYNOTE-042	599	39%	6.5	20.0	19%‡
	Atezo mono; IMpower110	205	38%	8.1	20.2	13%
	Atezo + Beva + Carbo + Pacli; IMPower150	350	NA	15.2	30.0	57%‡

Abbreviations: ¶ represents trials that exclusively enrolled pts with PD-L1≥50%; ‡ Gr3/4 TRAEs data from all enrolled pts; * Gr≥3 AEs; AEs: Adverse events; Atezo: Atezolizumab; Beva: Bevacizumab; Carbo: Carboplatin; Cis: Cisplatin; Gr: Grade; HR: Hazard ratio; Ipi: Ipilimumab; mOS: Median overall survival; mPFS: Median progression free survival; NA: Not available; Nivo: Nivolumab; NR: Not reached; ORR: Objective response rate; OS: Overall survival; Pacli: Paclitaxel; Pembro: Pembrolizumab; Peme: Pemetrexed; PFS: Progression free survival; TRAEs: Treatment related adverse events

Note: Ph3 trials that enrolled pts only in China have not been included here

Confidential Overview 35